FBL Financial Group, Inc.

Farm Bureau Life Insurance Company | www.fblfinancial.com | NYSE: FFG

KEEFE, BRUYETTE & WOODS 2012 INSURANCE CONFERENCE

September 6, 2012

Safe Harbor Statement and Non-GAAP Measures

Safe Harbor Statement under The Private Securities Litigation Reform Act of 1995

Certain statements in this presentation concerning FBL Financial Group's prospects for the future are forward-looking statements intended to qualify for the "safe harbor" from liability established by the Private Securities Litigation Reform Act. These statements generally can be identified by their context, including terms such as "believes," "anticipates," "expects," or similar words. These statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statement. These risks and uncertainties are detailed in FBL Financial Group's reports filed with the Securities and Exchange Commission and include, but are not limited to, difficult conditions in financial markets and the economy, lack of liquidity and access to capital, investment valuations, interest rate changes, competitive factors, the ability to attract and retain sales agents and a decrease in ratings. These forward-looking statements are based on assumptions which FBL Financial Group believes to be reasonable; however, no assurance can be given that the assumptions will prove to be correct.

Non-GAAP Measures

Comments during this presentation include certain non-GAAP financial measures. These items are reconciled to GAAP in the appendix of this presentation, as well as in our SEC filings and quarterly financial supplements, which may be found on our website.

Agenda

- **Company Overview**
- Competitive Advantages
- Financial Overview

FBL Financial Group at a Glance

A Midwest-based life insurer with a focus on the Farm Bureau member niche.

FBL Financial Group, Inc.

NYSE: FFG

Headquarters:
West Des Moines, Iowa

Established: 1945

Total Assets:
$8.2 Billion

Life Insurance In Force:
$50.8 Billion

FBL's exclusive franchise in 14 states grants use of the Farm Bureau name and logo to Farm Bureau Life Insurance Co.

FARM BUREAU FINANCIAL SERVICES

Farm Bureau: Largest U.S. farm and ranch organization

6.3 million member families

Farm Bureau Market Niche: Enhanced prestige and brand awareness

Farm Bureau Members: Stable, loyal customer base

Growing property casualty partners provide leads to sell life products

Farm Bureau Life Insurance Company

FBL Financial Group's primary subsidiary is Farm Bureau Life Insurance Company. FBL also manages two affiliated property-casualty insurance companies.

Farm Bureau Life Insurance Company	
Brand	FARM BUREAU FINANCIAL SERVICES
Products	Comprehensive line of life insurance, annuities
Distribution	1,882 exclusive Farm Bureau agents
Territory	14 Midwestern and Western States
Partners	Six Farm Bureau-affiliated property-casualty company partners (FBL manages property-casualty operations for a partner in 8 states)


MT
ND
ID
WY
SD
MN
WI
NE
IA
UT
KS
OK
AZ
NM

FBL manages multi-line insurance operations

Farm Bureau Life products distributed through Farm Bureau partners

With a powerful brand in its marketing territory, Farm Bureau Life has been able to consistently grow its customer base and outperform the industry during the economic volatility of the last several years.

FBL Financial Group, Inc.

Agenda

- Company Overview
- **Competitive Advantages**
- Financial Overview

Competitive Advantages

FBL Financial Group's business strategy leverages areas where we have competitive advantages.

Multiline Exclusive Agent Distribution Channel

Industry Leading Cross-Sell

Rural, Agricultural Knowledge

A Trusted Brand

FARM BUREAU FINANCIAL SERVICES

Farm Bureau's Multi-Line Exclusive Agents

FBL Financial Group's exclusive Farm Bureau agent distribution channel enables deep customer engagement and long-term customer relationships.


Claims Center | Resource Center | www.fbfs.com
Farm Bureau Financial Services
Insurance • Investments
Insurance | Investments | Business | In My Community | About Us
Cheri Hitt
310 East Second
Office: (620) 672-3161
Contact Me
Get a Quote
Welcome
Hi, I'm Cheri Hitt, a Farm Bureau Financial Services agent in Pratt, Kansas. I'm here to make insurance simple for you. I'm committed to helping you prepare for the future and protect what matters most. Let me help you through all stages of your life.
Contact Me
I make insurance simple.
Pay Your Bill
Report a Claim
View Your Account

- **Agents connect with current and potential clients through active engagement in their local communities, and through traditional media and online presence**


Farm Bureau Financial Services
Insurance • Investments
Insurance | Investments | Business | In My Community | About Us
Connie Hohertz
102 SE 6th St
Greenfield, IA 50849
Office: (641) 343-7070
Fax: (641) 343-7072
Contact Me
PLAY VIDEO
Get a Quote
WELCOME TO
Greenfield
THERE'S NOTHING LIKE IT
91°F


Tube
Farm Bureau Financial Services
Insurance • Investments
0:16
0:20 / 0:31

- **1,882 exclusive Farm Bureau agents and agency managers**
- **Supported by 1,888 sales and service associates**
- **Agent-developed producer organizations positively affect sales**
- **Potential for greater growth in select markets**

FBL Financial Group, Inc.

Increased Agent Productivity

While the number of exclusive Farm Bureau agents remains relatively steady, their organizations have been augmented by an increase in the number of sales and service associates.


Agency Force
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
3,213
3,392
3,476
3,752
4,038
4,013
3,825
3,770
2005
2006
2007
2008
2009
2010
2011
Q2 2012
Agents & Agency Managers
Sales & Service Associates

The average collected premium per agent increase reflects higher productivity and effectiveness of producer organizations.


Collected Premium per Agent
$400,000
$350,000
$300,000
$250,000
$200,000
2005
2006
2007
2008
2009
2010
2011
YTD 2012 *

* Annualized 6/30/12 actual.

FBL Financial Group, Inc.

Farm Bureau Agents Make Insurance Simple

In the complex world of insurance, a single agent is a distinct consumer advantage. The message "Farm Bureau agents make insurance simple" is reinforced through traditional and digital media channels.


SIMPLE TERM LIFE INSURANCE
FARM BUREAU FINANCIAL SERVICES
I make insurance simple.®
I can help you protect what matters most by helping you choose the right coverage at the right price. And when things go wrong, I can help make sure your insurance goes right. Call, click or stop by to learn more about how I make insurance simple.
Auto | Home | Life | Annuities | Farm
Find an Agent
Contact an agent near you to discuss your insurance and investment needs.
How Much is Enough?
Evaluate your financial situation and life insurance needs.
Farm Bureau agents make insurance simple.
FARM BUREAU FINANCIAL SERVICES
Insurance • Investments
www.fbfs.com
0:26 / 0:33

FBL Financial Group, Inc.

Rural / Agricultural Connection – An Advantage

FBL Financial Group benefits from close ties to the unique needs of the agricultural market and affinity with the Farm Bureau brand.

- Rural areas are experiencing strong economies, fueled by the agricultural and energy industries
- Farmers are better prepared to withstand the 2012 drought, given strong balance sheets and improved crop insurance

2011 Cropland Average Value per Acre Percentage Change from 2010*


+3.6%
+19.5%
+13.5%
+8.2%
-0.4%
+16.0%
+6.1%
+23.9%
+17.9%
-1.1%
+13.0%
+2.6%
0.0%
0.0%

Business Succession Seminars


ESTATE AND BUSINESS TRANSITION WORKSHOP
BROUGHT TO YOU BY FARM BUREAU

- Farmland prices have risen and the "wealth effect" has sparked additional interest in life insurance through FBFS Business Succession Seminars
  - Information is well received by attendees; most helpful topics are estate tax and buy/sell
  - Individual meetings follow each seminar, generating case analyses and solutions
- FBL's managed property casualty operations rank No. 2 nationally in farmowners market share and No. 1 in six of FBFS's eight PC states

**Source: USDA Land Values 2011 Summary*

Superior Cross-Sell

Farm Bureau Life's cross-sell rates are industry leading. Of note is the tri-line ownership of auto, home and life policies.

Life Penetration of Property-Casualty Policy Base


25%
20%
15%
10%
5%
0%
23%
11%
Farm Bureau Life
Industry *

Tri-Line Cross-Sell Rate


16%
14%
12%
10%
8%
6%
4%
2%
0%
15%
8%
Farm Bureau Life
Industry*

Represents customers who own auto, home and life policies

**Source: LIMRA, The Great Cross-Sell Opportunity Report 2011*
Multiline exclusive agent average

FBL Financial Group, Inc.

Diversified Product Mix

Farm Bureau Life agents offer an array of individual life insurance and annuity products, and focus on needs-based selling to provide customers with products appropriate for various life stages and economic scenarios.

Life Insurance Portfolio			
Product Line	**Variations within Product Line**		
Term	**Simple Term**	**Choice Term**	**Return of Premium Term**
Permanent	**Whole Life**	**Universal Life and ULSG**	**Traditions UL (Wealth Transfer)**
Annuity Portfolio			
Fixed	**Single Premium Immediate Annuity**	**Interest Builder Deferred Annuity**	**Index Annuity** *(Sept. 2012)*


Life Insurance 41%
Annuities 59%

June 2012 statutory reserves

In addition to our own manufactured products, we allow our agents to sell certain third party products (health insurance, variable annuity, variable universal life and select other products) as an accommodation to our agents and customers.

FBL Financial Group, Inc.

Growth in Life Insurance Sales

Focus in 2012 is on growing life insurance sales with a concentration on cross-selling.


(Millions)
Life Premiums Collected
$250
$200
$150
$100
$50
$0
+6%
2007
2008
2009
2010
2011
June 2011 YTD
June 2012 YTD

- Term life product enhancements and direct mail offer stimulate sales
- Benefiting from relatively rural strong economies
- New universal life product introduced in 2010; enhanced in 2011
- Life insurance products continue to be focus in 2012


First Quarter 2012 Annualized Premium Growth
Farm Bureau Life
30%
Direct
15%
MLEA
11%
Banks
11%
Other
4%
Agency Building
3%
Brokerage
1%
PPGA
-3%
-5%
0%
5%
10%
15%
20%
25%
30%
35%

Farm Bureau Life outperformed its multiline exclusive agent (MLEA) peer group increase of 11% in life sales growth in the first quarter of 2012 with an increase in annualized life premium of 30%.

Source: LIMRA U.S. Individual Life Insurance Sales - First Quarter 2012

Planned Reduction in Annuity Sales

Given the current extremely low interest rate environment, annuity sales are being deliberately reduced and declined 12% year-to-date.


(Millions)
$400
$350
$300
$250
$200
$150
$100
$50
$0
2007
2008
2009
2010
2011
June 2011 YTD
June 2012 YTD
-12%

- Suspended sales of certain new money annuity products in light of the low interest rate environment
- Diverse product portfolio and product structure accommodate consumer needs
- Increased liquidity in market as consumers look to safer, guaranteed investment options

FBL Financial Group, Inc.

Agenda

- Company Overview
- Competitive Advantages
- **Financial Overview**

FBL Financial Group, Inc.

Successfully Executing Capital Management Strategies

The sale of subsidiary EquiTrust Life at year end 2011 released capital and has allowed FBL Financial Group to execute several capital management strategies.

Stock Repurchases
October 2011: $200 Million Authorization
Board authorized stock repurchases

Dividend Increase
November 2011: Stock Dividend
Increased quarterly dividend 60% to $0.10 per share

Debt Reduced
December 30, 2011: Redeemed Senior Notes
Redeemed $50 million of FBL's $100 million Senior Notes due 2015, held solely by affiliates

January 30, 2012: Redeemed Senior Notes
Redeemed $175 million public Senior Notes



$150.0
$100.0
$50.0
$0.0
$13.6
$112.8
$23.7
4Q11
1Q12
2Q12

- In 1Q12, repurchased 3.2 million shares via a public tender offer and a stock repurchase agreement with majority shareholder, Iowa Farm Bureau
- Year-to-date in 2012 have repurchased 4.1 million shares, 13% of total common shares outstanding
- $49.9 million availability remaining under current repurchase authorization

FBL Financial Group, Inc.

Capitalization Exceeds $1.3 Billion

Total capitalization exceeds $1.3 billion.

	As of June 30, 2012 *(Thousands)*
Long-term debt	
Notes payable to affiliates, 6.10%, due 2015	$ 49,973
Trust preferred securities, 5%, due 2047	97,000
Total debt	146,973
Preferred stock	3,000
Common stockholder's equity, excluding AOCI	922,682
Total capitalization, excluding AOCI	1,072,655
Accumulated other comprehensive income	233,110
Total capitalization, including AOCI	$ 1,305,765

Debt/total capitalization **4.7%**
Excluding AOCI, including equity credit for trust preferred securities

FBL Financial Group, Inc.

Risk Based Capital Ratio Strong and Growing

Company action level risk based capital ratio continues to steadily increase.


Farm Bureau Life
500%
450%
400%
350%
300%
250%
200%
416%
441%
457%
465%
494%
2008
2009
2010
2011
2Q12

FBL Financial Group, Inc.

Net Income and Operating Income

2012 earnings are suppressed due to capital from the sale of EquiTrust Life at year end 2011 not yet fully utilized.



(Per Common Share)
$4.00
$3.00
$2.00
$1.00
$0.00
$2.14
$2.13
$3.76
$2.35
$1.30
$2.52
$1.16
$0.75
$0.73
$0.72
$1.96
$1.35
$1.25
$1.36
2009
2010
2011
2Q11
2Q12
2Q11 YTD
2Q12 YTD
Net Income
Operating Income

NOTE: Operating income excludes the impact of unrealized/realized gains and losses on investments, the impact of the change in net unrealized gains and losses on derivatives, discontinued operations and loss on debt redemption associated with disposed operations.

FBL Financial Group, Inc.

Operating Income Remains Strong in Second Quarter

Results in the second quarter reflect growth in the volume of business in force and progress on execution of capital management strategies.


(Per Common Share)
$3.00
$2.00
$1.00
$0.00
$2.13
$2.35
$2.52
$0.75
$0.72
$1.35
$1.36
2009
2010
2011
2Q11
2Q12
2Q11 YTD
2Q12 YTD

NOTE: Operating income excludes the impact of unrealized/realized gains and losses on investments, the impact of the change in net unrealized gains and losses on derivatives, discontinued operations and loss on debt redemption associated with disposed operations.

FBL Financial Group, Inc.

Pre-Tax Operating Earnings - YTD June 30, 2012

Earnings are diversified among three segments.


(Millions)
$20.0
$15.0
$10.0
$5.0
$0.0
$15.8
$9.1
$3.2
Annuity
Life Insurance
Corporate & Other

FBL Financial Group, Inc.

Meeting Challenges of Low Interest Rate Environment

FBL Financial Group is navigating the low interest rate environment and taking actions in several areas.

New Product Sales	▪ Suspending sales of certain deferred and immediate annuity products ▪ Emphasizing life insurance sales ▪ Developing new products appropriate for the environment
In-Force Management	▪ Lowering crediting rates as appropriate on certain products – As of June 30, 2012, above target spreads for annuity segment ▪ Limiting renewal premium on select products ▪ Adjusted agent compensation on renewal annuity deposits ▪ Re-pricing certain life products sensitive to investment returns
Investments	▪ Selectively increasing investment allocations to several non-core asset classes including: – Emerging market debt – Private label CMOs – Non-agency RMBS – Tax exempt municipals – CLOs

Balanced life and annuity product mix and in force business provide earnings stability in this environment.

FBL Financial Group, Inc.

Successfully Managing Spreads

Point-in-time spreads are near or above targets, with declining portfolio yields offset by crediting rate actions.



Annuity Spreads*
7%
6%
5%
4%
3%
2%
1%
2.26%
2007
2008
2009
2010
2011
Q2 12

- 41% of annuity business is above the minimum guaranteed crediting rate
- 27% of annuity business is 100+ basis points above the minimum guaranteed crediting rate
- Average crediting rate is 3.14% compared to average guaranteed rate of 2.61%
- Above target of 1.99%



Universal Life Spreads*
7%
6%
5%
4%
3%
2%
1%
1.72%
2007
2008
2009
2010
2011
Q2 12
Yield
Crediting Rate
Spread

- 39% of universal life business is above the minimum guaranteed crediting rate
- 26% of universal life business is 75+ basis points above the minimum guaranteed crediting rate
- Average crediting rate is 4.17% compared to average guaranteed rate of 3.81%
- Target of 1.76%

* Point-in-time spreads at the balance sheet date.

FBL Financial Group, Inc.

Investment Valuations and Portfolio Liquidity Improve

Investment valuations have improved over the last several years. Overall liquidity has also improved substantially with a large majority of the portfolio in a gain position.


Gross Unrealized Gains and Losses
(Millions)
$700
$600
$500
$400
$300
$200
$100
$0
($100)
($200)
$242
$482
$582
($138)
($100)
($71)
2010
2011
2Q12
Losses
Gains


Portfolio Liquidity
(Millions)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
100%
80%
60%
40%
20%
0%
2010
2011
2Q12
Book Value at Gain
% at Gain

FBL Financial Group, Inc.

High Quality, Diversified Investment Portfolio

Investments are well diversified by individual issue, industry and asset class.

Investments by Type


0.4%
2.6%
1.1%
8.0%
18.0%
45.1%
24.8%
Corporate Securities
Mortgage and Asset-backed Securities
Government
Commercial Mortgage Loans
Short-term Investments
Policy Loans
Other

Investment Quality


4.7%
31.1%
64.2%
A or higher
BBB
Below investment grade

Portfolio as of June 30, 2012

FBL Financial Group, Inc.

Diversified Commercial Mortgage Loan Portfolio

$546 million commercial mortgage loan portfolio is well-diversified by property type and geographic location.



2% Other
Industrial 22%
Office 41%
Retail 35%



Pacific 18%
Mountain 5%
W.N. Central 13%
E.N. Central 15%
Mid Atlantic 2%
N.E. 5%
W.S. Central 8%
E.S. Central 3%
S. Atlantic 31%

Collateral Type
As of June 30, 2012

- Underwritten internally
- No single-family, hotel, apartment, construction or agricultural loans

Long history of extremely low delinquency rates with current portfolio performing well.

FBL Financial Group, Inc.

Book Value Per Common Share Increasing

Book value increased to $43.20 including AOCI and $34.49 excluding AOCI in the second quarter, due to positive operating results and higher investment valuations.


↑ 14.7% YoY
↑2.0% YoY
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$33.82
$37.66
$34.65
$42.01
$33.33
$39.13
$33.54
$40.07
$34.49
$43.20
2Q11
3Q11
4Q11
1Q12
2Q12
BV, excluding AOCI
BV, including AOCI

FBL Financial Group, Inc.

FBL Financial Group, Inc.

Following a significant business transaction at year end 2011, FBL Financial Group moves forward with a focus on 'what we do best.'



- **Leveraging the strengths of the attractive Farm Bureau niche**
- **Growing life insurance sales while deliberately reducing annuity sales**
- **Executing capital management plans**

FBL Financial Group, Inc.

FBL Financial Group, Inc.

Farm Bureau Life Insurance Company | www.fblfinancial.com | NYSE: FFG

FBL Leadership: Experienced Executive Management Team



- 2012: Named CEO
- 2007: Named CFO, CAO & Treasurer
- 2000: Named VP - Finance
- 1991: Joined FBL as Tax Manager
- B.B.A., University of Iowa
- Certified Public Accountant
  - Member, American Institute of CPAs
  - Member, Iowa Society of CPAs
- Board Member
  United Way of Central Iowa

James P. (Jim) Brannen
Chief Executive Officer
Years at FBL: 21
Years in industry: 28



- 2012: Named CFO & Treasurer
- 2007: Named VP - Finance
- 2002: Named VP - Accounting
- 1996: Joined FBL as GAAP Financial Accounting Manager
- B.B.A., Iowa State University
- Certified Public Accountant
  - Member, American Institute of CPAs
  - Chartered Global Management Accountant
  - Fellow, Life Office Management Institute
- Board Member, Iowa Society of CPAs

Donald J. (Don) Seibel
Chief Financial Officer & Treasurer
Years at FBL: 16
Years in industry: 27



Charles T. Happel
Chief Investment Officer
Years at FBL: 28
Years in industry: 28



Richard J. Kypta
Chief Operating Officer – Life Companies
Years at FBL: 5
Years in industry: 34



David A. McNeill
General Counsel
Years at FBL: 23
Years in industry: 23



Daniel D. Pitcher
Chief Operating Officer – Property Casualty Companies
Years at FBL: 14
Years in industry: 29



David T. Sebastian
VP, Strategy & Business Development
Years at FBL: 8
Years in industry: 15



Kevin R. Slawin
Chief Marketing Officer
Years at FBL: 3
Years in industry: 18



Raymond W. Wasilewski
VP – Information Technology
Years at FBL: 15
Years in industry: 18



Russell J. Wiltgen
Chief Actuary – Life Companies
Years at FBL: 2
Years in industry: 31

FBL Financial Group, Inc.

Operating Segment Financial Highlights

Six Months Ended June 30, 2012	Annuity	Life Insurance	Corporate & Other	Consolidated
		(Dollars in thousands)		
Operating revenues:				
Interest sensitive product charges	$ 397	$ 26,481	$ 22,553	$ 49,431
Traditional life insurance premiums	-	89,031	-	89,031
Net investment income	93,593	68,687	13,521	175,801
Other income	9	(97)	10,822	10,734
Total operating revenues	93,999	184,102	46,896	324,997
Benefits and expenses:				
Interest sensitive product benefits	51,662	32,654	14,034	98,350
Traditional life insurance benefits	-	79,459	-	79,459
Policyholder dividends	-	7,614	-	7,614
Underwriting, acquisition and insurance expenses:				
Commission expense, net of deferrals	1,439	8,432	1,957	11,828
Amortization of deferred policy acquisition costs	2,328	11,243	1,838	15,409
Amortization of value of insurance in force acquired	167	2,041	-	2,208
Other underwriting expenses	9,867	24,186	3,193	37,246
Total underwriting, acquisition and insurance expenses	13,801	45,902	6,988	66,691
Interest expense	-	-	3,965	3,965
Other expenses	-	-	12,473	12,473
Total benefits and expenses	65,463	165,629	37,460	268,552
	28,536	18,473	9,436	56,445
Net loss attributable to noncontrolling interest	-	-	118	118
Equity income (loss), before tax	-	-	(1,032)	(1,032)
Pre-tax operating income	$ 28,536	$ 18,473	$ 8,522	$ 55,531

FBL Financial Group, Inc.

Operating Segment Financial Highlights

Six Months Ended June 30, 2011	Annuity	Life Insurance	Corporate & Other	Consolidated
		(Dollars in thousands)		
Operating revenues:				
Interest sensitive product charges	$ 315	$ 24,048	$ 23,802	$ 48,165
Traditional life insurance premiums	-	85,526	-	85,526
Net investment income	89,966	67,618	12,807	170,391
Other income	1	157	8,821	8,979
Total operating revenues	90,282	177,349	45,430	313,061
Benefits and expenses:				
Interest sensitive product benefits	49,917	30,806	14,223	94,946
Traditional life insurance benefits	-	74,315	-	74,315
Policyholder dividends	-	8,656	-	8,656
Underwriting, acquisition and insurance expenses:				
Commission expense, net of deferrals	1,964	8,477	2,516	12,957
Amortization of deferred policy acquisition costs	4,169	9,142	3,046	16,357
Amortization of value of insurance in force acquired	167	(5,979)	-	(5,812)
Other underwriting expenses	5,665	22,037	8,849	36,551
Total underwriting, acquisition and insurance expenses	11,965	33,677	14,411	60,053
Interest expense	-	-	4,541	4,541
Other expenses	-	-	10,882	10,882
Total benefits and expenses	61,882	147,454	44,057	253,393
	28,400	29,895	1,373	59,668
Net loss attributable to noncontrolling interest	-	-	20	20
Equity income (loss), before tax	-	-	1,212	1,212
Pre-tax operating income	$ 28,400	$ 29,895	$ 2,605	$ 60,900

FBL Financial Group, Inc.

Reconciliation of Net Income to Operating Income

	Six months ended June 30,		Year ended December 31,		
	2012	2011	2011	2010	2009
	(dollars in thousands, except per share data)				
Net income attributable to FBL	$ 36,878	$ 61,290	$ 40,739	$ 115,658	$ 64,803
Adjustments:					
Loss on debt redemption [a]	22	-	21,564	-	-
Net impact of discontinued operations [a]	3,016	(18,264)	11,464	(34,587)	(18,375)
Net realized gains/losses on investments [a]	27	132	5,983	(6,491)	19,633
Change in net unrealized gains/losses on derivatives [a]	(110)	(928)	(932)	(2,292)	(1,732)
Operating Income [b]	$ 39,833	$ 42,230	$ 78,818	$ 72,288	$ 64,329
Operating income per common share assuming dilution [b]	$ 1.36	$ 1.35	$ 2.52	$ 2.35	$ 2.13
Book value	$ 43.20	$ 37.66	$ 39.13	$ 33.66	$ 24.64
Less: Per share impact of accumulated other comprehensive income (loss)	8.71	3.84	5.80	1.67	(4.18)
Book value, excluding accumulated other comprehensive income (loss) [c]	$ 34.49	$ 33.82	$ 33.33	$ 31.99	$ 28.82

(a) Net of adjustments, as applicable, to amortization of unearned revenue reserves, deferred acquisition costs, value of insurance inforce acquired and income taxes attributable to these items.

(b) In addition to net income, FBL Financial Group has consistently used operating income, a non-GAAP financial measure commonly used in the life insurance industry as a primary economic measure to evaluate its financial performance. Operating income equals net income attributable to FBL adjusted to eliminate the impact of realized gains and losses on investments, the change in net unrealized gains and losses on derivatives, the impact of discontinued operations and loss on debt redemption. FBL uses operating income, in addition to net income, to measure its performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. Also, the discontinued operations and loss on debt redemption are nonrecurring items. These fluctuations make it difficult to analyze core operating trends. A view of our operating performance without the impact of these mismatches and nonrecurring items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

(c) Book value per share excluding accumulated other comprehensive income (loss) is a non-GAAP measure. Since accumulated other comprehensive income (loss) fluctuates from quarter to quarter due to unrealized changes in market value of investments causes principally by changes in market interest rates, FBL Financial Group believes this non-GAAP financial measure provides useful supplemental information.

FBL Financial Group, Inc.

FBL Financial Group, Inc.

Farm Bureau Life Insurance Company | www.fblfinancial.com | NYSE: FFG